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                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                         VAN KAMPEN EQUITY GROWTH FUND

                     SUPPLEMENT DATED JUNE 30, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 31, 2003,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

     The Prospectus is hereby supplemented as follows:

     (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT. The Fund's portfolio is managed by the Adviser's U.S. Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch, a Managing Director of the Adviser, David Cohen, an Executive Director of the Adviser, and Sam Chainani, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

     (2) Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management. In all instances, references to Van Kampen Investment Advisory Corp. are hereby deleted and replaced with Van Kampen Asset Management.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    EQG SPT 6/04